As filed with the Securities and Exchange Commission on October 5 , 2012

File No. 33-01575
File No. 811-04471

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 31 ☒	☒
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940 ☒	☒
Amendment No. 31 ☒	☒

Value Line Aggressive Income Trust
(Exact Name of Registrant as Specified in Charter)

7 Times Square, 21st Floor,
New York, New York 10036-6524
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 907-1900

Mitchell E. Appel
Value Line Aggressive Income Trust
7 Times Square, 21st Floor,
New York, New York 10036-6524
(Name and Address of Agent for Service)

Copy to:

Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☒	on December 10, 2012 pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Value Line Core Bond Fund
(formerly, Value Line Aggressive Income Trust )

(Ticker Symbol: VAGIX)

P R O S P E C T U S
DECEMBER 10 , 2 0 1 2

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

T A B L E  O F  C O N T E N T S

Fund Summary
Investment objectives Page 1
Fees and expenses Page 1
Principal investment strategies of the Fund Page 2
Principal risks of investing in the Fund Page 3
Fund performance Page 4
Management Page 6
Purchase and sale of Fund shares Page 6
Tax information Page 6
Payments to broker-dealers and other financial intermediaries Page 6

How the Fund is Managed
Investment objectives Page 7
Principal investment strategies Page 7
Non-principal investment strategies Page 9
The principal risks of investing in the Fund Page 9

Who Manages the Fund
Investment Adviser Page 12
Management fees Page 12
Portfolio management Page 13

About Your Account
How to buy shares Page 13
How to sell shares Page 16
Frequent purchases and redemptions of Fund shares Page 17
Special services Page 19
Dividends, distributions and taxes Page 19

Financial Highlights
Financial Highlights Page 22

FUND SUMMARY

Investment objectives

The investment objective of the Value Line Core Bond Fund (the “Fund”) is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service	0.25%
Other Expenses	0.55%
Total Annual Fund Operating Expenses	1.55%
Less Management Fee and 12b-1 Fee Waiver*	- 0.30%
Net Expenses	1.25%

*
For the period June 1, 2012 through May 31, 2013, EULAV Asset Management (the “Adviser”) and EULAV Securities LLC (the “Distributor”) have contractually agreed to waive the portion of the management fee equal to 0.20% of the Fund’s average daily net assets and the portion of the 12b-1 fee equal to 0.10% of the Fund’s average daily net assets, respectively. The waivers cannot be terminated before May 31, 2013 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except in year one. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Value Line Core Bond Fund	$127	$460	$816	$1,820

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal investment strategies of the Fund

The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, may be held by the Fund, provided the investments are U.S. dollar-denominated.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities (“80% Policy”). The Fund’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Adviser invests at least 80% of the Fund’s assets in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk ” bonds). Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality.

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.

In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

●
Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. Debt securities (excluding inflation-indexed securities) are also more likely to experience long-term erosion in purchasing power than most types of equity securities, and such erosion may exceed any return received by the Fund with respect to a debt security.

●
Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

●
Below Investment Grade Credit. Below investment grade securities (commonly called “high yield” or “ junk ” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities usually fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

●
Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk and prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.

●
Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

●
Active Management . Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

●
Not a Complete Investment Program. An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is not recommended for investors whose principal objective is long-term growth . For a more complete discussion of risk, please turn to page 9.

Fund performance

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of two broad-based market indices: the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital U.S. Corporate High-Yield Bond Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Prior to December 10, 2012, the Fund was managed pursuant to a different investment strategy and its performance for periods prior to December 10, 2012 may be higher than that it may be able to achieve under its current investment strategy. Updated performance information is available at: www.vlfunds.com.

Best Quarter: Q2 2009 +11.97%
Worst Quarter Q4 2008 - 16.73%

The Fund’s year-to-date return for the nine months ended September 30 , 2012, was 8.69%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Average annual total returns for periods ended December 31, 2011

	1 year	5 years	10 years
Value Line Core Bond Fund

Return before taxes	4.60%	5.72%	7.18%

Return after taxes on distributions	2.46%	3.35%	4.65%

Return after taxes on distributions and sale of Fund shares	2.98%	3.45%	4.63%

	1 year	5 years	10 years
Value Line Core Bond Fund

Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

Barclays Capital U.S. Corporate High-Yield Bond Index * (reflects no deduction for fees, expenses or taxes)	4.98%	7.54%	8.85%

*The Barclays Capital U.S. Aggregate Bond Index replaced the Barclays Capital U.S. Corporate High-Yield Bond Index as the Fund’s primary benchmark as of December 10, 2012 to reflect certain changes to the Fund’s investment strategy.

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager. Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms . Rosenberg has been a portfolio manager with the Adviser since 2009 and has been the Fund’s portfolio manager since December 2012 .

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. See “How to Sell Shares” on Page 15.

Tax information

The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HOW THE FUND IS MANAGED

Investment objectives

The investment objective of the Fund is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund’s portfolio or from a general lowering of interest rates, or a combination of both. Capital depreciation may result, for example, from a lowered credit standing or a general rise in interest rates, or a combination of both. Although the Fund will strive to achieve these investment objectives, there is no assurance that it will succeed.

Principal investment strategies

The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities. Sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, may be held by the Fund, provided the investments are U.S. dollar-denominated.

Under normal circumstances , the Fund invests at least 80% of its assets in fixed income securities. The Fund’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The Fund may also invest in debt securities issued by state and local municipalities. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Adviser invests at least 80% of the Fund’s assets in debt securities that are investment grade at the time of purchase , but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds). Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality. The Adviser may consider the security’s rating as assigned by The Value Line Investment Survey. The Standard and Small and Mid-Cap Editions of The Value Line Investment Survey rate approximately 3,500 companies. These ratings range from A++ to C and are divided into nine categories. Companies that have the best financial strength (relative to the other companies followed in The Value Line Investment Survey) are given an “A++” rating, indicating an ability to weather hard times better than the vast majority of other companies. Those that don’t quite merit the top rating are given an “A+” grade, and so on. Those rated “C+” are well below average, and “C” is reserved for companies with very serious financial problems. The Fund’s Statement of Additional Information provides further information on securities ratings.

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. The Fund may purchase debt securities that pay fixed, variable, inflation-indexed, or other rates of return, including zero coupon and original issue discount bonds.

The Fund may invest in foreign securities, including depository receipts; governmental or supranational debt obligations; and corporate loans and debt or securities that are made to, or issued by, foreign companies, U.S. subsidiaries of non-U.S. companies, or U.S. companies with significant foreign operations.

The securities purchased by the Fund may include preferred stocks and “convertible securities”—that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock. The Fund’s portfolio may also include warrants or common shares when consistent with the Fund’s primary objective or acquired as part of a unit combining fixed-income and equity securities.

The Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers.

In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

Non-principal investment strategies

Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its net assets in cash, cash equivalents or U.S. government securities for temporary defensive purposes.

This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s income or capital appreciation, or both. If this occurs, the Fund may not achieve its investment objectives.

There are other non-principal investment strategies and associated risks discussed in the Statement of Additional Information.

Portfolio turnover. The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy would result in higher brokerage fees and other expenses and may negatively affect the Fund’s performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See “Financial Highlights” for the Fund’s most current portfolio turnover rates.

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. Therefore, before you invest in this Fund you should carefully evaluate the risks. The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments. The other principal risks of investing in the Fund are:

●
Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. This occurs because new debt securities are likely to be issued with higher yields as interest rates rise, making the old or outstanding debt securities less attractive. Rising interest rates may also cause the Fund’s income from certain asset-backed and high yield debt securities to fall because the rate of default and delayed payment on underlying obligations generally increases as underlying borrowers must pay higher interest rates. When interest rates fall, the prices of debt securities usually increase. However, the Fund’s income eventually tends to decline because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer maturities or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

●
Inflation Risk. The price of the Fund’s debt securities (excluding inflation-indexed securities) generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities (excluding inflation-indexed securities) are more likely to experience long-term erosion in purchasing power than most types of equity securities, and such erosion may exceed any return received by the Fund with respect to a debt security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.

●
Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. The perceived credit risk of an investment also influences its price, and the price of the Fund’s debt securities may fall if they are inaccurately perceived by the market to present a different amount of credit risk than they actually do. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities. Credit risk is also generally greater where less information is publically available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative.

●
Below Investment Grade Credit or High Yield Securities. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The income on and market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty. High yield debt instruments are more vulnerable to changes in interest rates and inflation, in part because leveraged or overextended issuers and investments are more sensitive to adverse changes. Below investment grade securities also tend to be less liquid than higher-quality securities. Many are not registered for sale under the Securities Act of 1933 and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or the Fund.

●
Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk and prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a mortgage-backed or asset-backed security is at greater risk of extension because rates of prepayments fall and delayed payments and defaults rise. Extending the maturity of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment and increases sensitivity to interest rate changes in any environment. The Fund’s investments in mortgage-backed and asset-backed securities may cause the Fund’s indirect exposure to a given industry or group of industries to exceed the limit on concentration set forth in the Fund’s investment restrictions. This is because the Fund does not count mortgage-backed or asset-backed securities as an investment in any particular industry or group of industries for purposes of the Fund’s industry concentration restrictions. The market for some mortgage-backed or asset-backed securities may be, or rapidly become, illiquid, and certain of these securities are at greater risk of being valued incorrectly by the market or the Fund.

●
Government Securities. The Fund may lose money when investing in debt securities which are issued or guaranteed by U.S. government or its agencies or instrumentalities. Some securities (like the mortgage certificates issued by the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. Other securities (like the mortgage certificates issued by the Federal National Mortgage Association) are backed by the credit of the respective government agency or sponsored enterprise and are not guaranteed by the U.S. government. While the U.S. government provided financial support to certain government sponsored enterprises in 2008, there can be no assurance it will do so in the future.

●
Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests. Other risks associated with foreign financial markets and legal institutions include unfavorable trading, settlement or custodial practices, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, and more limited trading markets. These risks tend to be magnified in emerging markets (as compared to the U.S. market or developed foreign markets).

●
Active Management. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results. The Fund and, therefore, the shareholders accrue additional expenses with more active management strategies (as compared to strategies like indexing).

●
Not a Complete Investment Program. An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the Statement of Additional Information.

WHO MANAGES THE FUND

The business and affairs of the Fund are managed by the Fund’s officers under the oversight of the Fund’s Board of Trustees.

Investment Adviser

The Fund’s investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor, New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $2.1 billion as of September 30, 2012.

Management fees

For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.75% on the first $100 million of the Fund’s average daily net assets and 0.50% on such additional assets. For the period June 1, 2011 through May 31, 2012, the Adviser contractually agreed to waive a portion of the management fee equal to 0.20% of the Fund’s average daily net assets. The Adviser has agreed to extend the fee waiver through May 31, 2013. There is no assurance that the Adviser will extend the contractual fee waiver beyond such date.

A discussion regarding the basis for the Fund’s Board of Trustees’ approval of the investment advisory agreement is available in the Fund’s most recent annual report to shareholders for the 12 month period ended January 31.

Portfolio management

Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio.   Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been the Fund’s portfolio manager since December 2012 .  There is additional information in the Statement of Additional Information about Ms. Rosenberg’s compensation, other accounts she manages and her ownership of Fund shares.

ABOUT YOUR ACCOUNT

How to buy shares

■	By telephone

Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Fund’s transfer agent) between 9:00 a.m. and 4:00 p.m.  Eastern time.  You must pay for these shares within three business days of placing your order.

■	By wire

If you are making an initial purchase by wire, you must call the Fund’s transfer agent at 800-243-2729 so you can be assigned an account number.  Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA #99049868.  Include your name, account number, tax identification number and the name of the fund in which you want to invest.

■	Through a broker-dealer
You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

■	By mail

Complete the account application and mail it with your check payable to BFDS, Agent to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O.  Box 219729, Kansas City, MO 64121-9729.  If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check.  Cash, money orders, traveler’s checks, cashier’s checks, bank drafts or third-party checks will not be accepted for either the initial or any subsequent purchase.  All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

■	Minimum/additional investments

Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250.  The price you pay for shares will depend on when your purchase order is received.  The Fund reserves the right to reject any purchase order within 24 hours of its receipt and to reduce or waive the minimum purchase requirements at any time.

■	Time of purchase

Your price for Fund shares is the Fund’s net asset value per share (“NAV”) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern time) every day the Exchange is open for business.  The Exchange is currently closed on weekends, New Year’s Day, Martin Luther King, Jr.  Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively.  Your order will be priced at the next NAV computed after your order is received in proper form as determined by Boston Financial Data Services, Inc.  (“BFDS”) as agent for the Fund.  The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets who may charge a fee.  When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.  Orders received by BFDS or the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

■	Distribution plan

The Fund has adopted a Service and Distribution Plan (the “Plan”) under rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”).  Under the Plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund’s average daily net assets with the proceeds used to finance the activities of the Distributor.  The Plan provides that the Distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund’s shares.  Such services may include, among other things, answering investor inquiries regarding the Fund, processing new shareholder account applications and redemption transactions, responding to shareholder inquiries, and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation.  The Plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it.  The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan.  The Distributor has contractually agreed to waive a portion of the Fund’s rule 12b-1 fee equal to 0.10% of the Fund’s average daily net assets through May 31, 2013.  There is no assurance that the Distributor will extend the contractual fee waiver beyond such date.  Because rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

■	Additional dealer compensation

The Adviser, the Distributor and/or their affiliates may pay additional compensation out of their assets (which generally comes directly or indirectly from the Fund and other Value Line mutual funds) to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the Adviser, the Distributor or their affiliates.  The Adviser, the Distributor or their affiliates determine the firms to which payments may be made, which payments may be significant.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services.  Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

■	Net asset value

The Fund’s NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business.  NAV is calculated by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding.  The result is the NAV per share.  Securities for which market prices or quotations are readily available are priced at their market value.  Securities for which market valuations are not readily available are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Trustees and under the Board’s general supervision.  The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the special issuer.  The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV.  Fixed-income corporate securities are valued on the basis of prices provided by an independent pricing service which prices are reflective of market value.  Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value.  The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

■	Important information about opening a new account with the Value Line Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts.  Accordingly, when completing the Fund’s account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account.  This information includes name, date of birth, taxpayer identification number and street address.  Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.  Until such verification is made, the Fund may temporarily limit any share purchases or close your account if it is unable to verify your identity.

How to sell shares

	■	General

You can redeem your shares (sell them back to the Fund) at NAV by telephone and by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O.  Box 219729, Kansas City, MO 64121-9729.  Certain redemption requests must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner if the redemption is for $25,000 or more.  Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record.  If you hold your shares in certificates, you must submit the certificates properly endorsed with a signature guarantee with your request to sell the shares.  A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public.  A signature guarantee helps protect against fraud.

The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received.  If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the date of purchase, before the proceeds are sent to you.  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

■	By telephone or wire
You can sell $1,000 or more of your shares up to $25,000 by telephone or wire, with the proceeds sent to your U.S. bank the next business day after the Fund receives your request.

By check
You can sell $500 or more of your shares by writing a check payable to the order of any person.

■	Through a broker-dealer

Fund shares may be sold through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service.  When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.  Orders received by the intermediary by the close of regular trading on the Exchange (generally 4:00 p.m., Eastern time) will be based on the NAV determined as of the close of trading on that day.

Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., TD Ameritrade Inc., Pershing LLC and Fidelity Brokerage Services LLC (National Financial Services LLC).  You should consult with your broker to determine if it has been so authorized.

■	By exchange

You can exchange all or part of your investment in the Fund for shares in other Value Line mutual funds.  When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund’s prospectus and read it carefully before buying shares through an exchange.  To execute an exchange, call 800-243-2729.  The Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send the Fund’s transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent.  For each account involved you should provide the account name, number, name of fund and exchange or redemption amount.  Call 800-243-2729 for information on additional documentation that may be required.

You may have to pay taxes on the gain from your sale or exchange of shares.  Exchanges among Value Line mutual funds are a shareholder privilege and not a right.  The Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs.  These exchange limits are subject to the Fund’s ability to monitor exchange activity.  Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices.  The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

■	Account minimum

If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days.  If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

■	Redemption in kind

The Fund reserves the right to make a redemption in kind—payment in liquid portfolio securities rather than cash—if the amount being redeemed is large enough to affect Fund operations.  The redeeming shareholder will pay the transaction costs, including brokerage fees, to sell these securities and will bear the market and tax risk of holding the securities.

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund’s shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs.  Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Trustees has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund considers trading in its shares to be excessive if an investor:

●	sells shares within 30 days after the shares were purchased;

●	makes more than four exchanges out of the Fund during a calendar year (other than systematic purchases and redemptions); or

●	enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades that have been identified by the Fund’s transfer agent. If the Distributor determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Distributor believes are under their control.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Distributor, the Fund nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The ability to monitor trading practices by investors purchasing shares through omnibus accounts is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding all underlying shareholders.  Should the Fund detect market timing activity, it may terminate the account or prohibit future purchases or exchanges by the underlying shareholders.  Because omnibus accounts may apply their own market timing policies with respect to their accounts, and because the Distributor retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.

Special services

To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

	●	Valu-Matic® allows you to make regular monthly investments of $25 or more automatically from your checking account.

●
Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate.  If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.  Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

●
You may buy shares in the Fund for your individual or group retirement plan, including your IRA or Roth IRA.  You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan.  Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes

The Fund declares dividends from its net investment income daily, and distributes the accrued dividends to you each month.  Capital gains, if any, are distributed annually.  Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a capital gain distribution, because such distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the distribution.

You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash.  For federal income tax purposes, distributions from short-term capital gains will be taxable to you as ordinary income.  Dividends from net investment income will either be taxable to you as ordinary income or, for taxable years beginning before January 1, 2013, if certain conditions are met by the Fund and the shareholder, including holding period requirements, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.  Since the Fund’s income is derived primarily from sources that do not pay qualified dividend income, the dividends from the net investment income of the Fund generally are not expected to qualify for taxation at the maximum 15% U.S. federal income tax rate.

Distributions reported to you by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.  In addition, you may be subject to state and local taxes on dividends and distributions.

The Fund will send you a statement by February 15th each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account.  These accounts are subject to complex tax rules, and you should consult your tax adviser about the tax consequences of investing through a tax-deferred account.

You generally will have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange.  Certain limitations may apply to limit your ability to currently deduct capital losses.

Beginning with the 2012 calendar year, the Fund is required to report to the Internal Revenue Service (“IRS”) and to furnish to Fund shareholders “cost basis” information for Fund shares that are purchased on or after January 1, 2012 (“covered shares”) and that are redeemed, exchanged or otherwise sold on or after that date.  These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these rules.  Please note that if you are a C corporation, unless the Fund has actual knowledge that you are a C corporation or you have previously notified us in writing that you are a C corporation, you must complete a new Form W-9 exemption certificate informing us of your C corporation status or the Fund will be obligated to presume that you are an S corporation and to report sales of covered shares to the IRS and to you pursuant to these rules.  Also, if you purchase Fund shares through a broker (or other nominee) on or after such date, please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

If you purchase Fund shares directly from us on or after January 1, 2012, cost basis will be calculated using the Fund’s default method of average cost basis, unless you instruct the Fund to use a different IRS-accepted cost basis method.  Please note that you will continue to be responsible for calculating and reporting the cost basis of Fund shares that were purchased prior to January 1, 2012.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.  Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against your U.S. federal income tax liability.

The above discussion is meant only as a summary; more information is available in the Statement of Additional Information.  You should consult your tax adviser about your particular tax situation including federal, state, local, and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five and one half years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.   With the exception of the six month period ended July 31, 2012, this information has been derived from the Fund’s financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800-243-2729 or at www.vlfunds.com.The financial highlights for the period from February 1, 2012 to July 31, 2012 have been derived from financial statements that were not audited.

Financial Highlights

Selected date for a share of beneficial interest outstanding throughout each year:
			Year Ended January 31,
	Six months ended 7/31/12		2012	2011		2010	2009	2008
Net asset value, beginning of year	$4.92		$4.95	$4.70		$3.89	$4.83	$5.06
Income from investment operations:
Net investment income	0.14		0.29	0.30		0.28	0.32	0.34
Net gains or (losses) on securities (both realized and unrealized)	0.06		(0.03)	0.25		0.81	(0.95)	(0.23)
Total from investment operations	0.20		0.26	0.55		1.09	(0.63)	0.11
Redemption fees	0.00	(1)	0.00 (1)	0.00	(1)	0.00 (1)	0.00 (1)	0.00 (1)
Less distributions:
Dividends from net investment income	(0.14)		(0.29)	(0.30)		(0.28)	(0.31)	(0.34)
Net asset value, end of year	$4.98		$4.92	$4.95		$4.70	$3.89	$4.83
Total return	4.20	%(2)	5.48%	12.01%		28.92%	(13.42)%	2.14%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$31,493		$32,203	$34,885		$37,787	$25,924	$32,459
Ratio of expenses to average net assets(3)	1.57	%(4)	1.55%	1.48	%(5)	1.56%	1.50%	1.28%
Ratio of expenses to average net assets(6)	1.27	%(4)	1.25%	1.13	%(7)	1.13%	0.98%	0.77%
Ratio of net investment income to average net assets	5.87	%(4)	5.95%	6.20%		6.51%	7.17%	6.76%
Portfolio turnover rate	20	%(2)	50%	42%		51%	39%	30%

(1)	Amount is less than $.01 per share.
(2)	Not annualized.
(3)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waivers of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers would have been 1.48% for the year ended January 31, 2009, 1.27% for the year ended January 31, 2008 and would have been unchanged for the other years shown.

(4)	Annualized.
(5)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund .
(6)
Ratio reflects expenses net of the custody credit arrangement and net of the waivers of a portion of the advisory fee by the Adviser and a portion of the service and distribution plan fees by the Distributor.

(7)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund .

For more information

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission (“SEC”).  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  You can find more detailed information about the Fund in the current Statement of Additional Information dated December 10 , 2012, which has been filed electronically with the SEC and which is legally a part of this prospectus.  If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 7 Times Square, 21st Floor, New York, NY 10036-5624 or call toll-free 800-243-2729.  You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from the Fund’s Internet site at http://www.vlfunds.com.

Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C.  20549-1520.  Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Adviser EULAV Asset Management 7 Times Square, 21st Floor New York, NY 10036-6524	Service Agent State Street Bank and Trust Company c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729

Custodian	Distributor
State Street Bank and Trust Company	EULAV Securities LLC
225 Franklin Street	7 Times Square, 21st Floor
Boston, MA 02110	New York, NY 10036-6524

Value Line Core Bond Fund
7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-04471

VALUE LINE CORE BOND FUND

(formerly, Value Line Aggressive Income Trust )

 (Ticker Symbol: VAGIX)

7 Times Square, 21st Floor, New York, New York 10036-6524
800-243-2729 www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
DECEMBER 10 , 2012

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Core Bond Fund (the “Fund”) dated December 10 , 2012, a copy of which may be obtained without charge by writing or telephoning the Fund.  The financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s 2012 Annual Report to Shareholders (“Annual Report”), as well as the unaudited financial statements and accompanying notes appearing for the six month period ended July 31, 2012 in the Fund’s 2012 Semi-Annual Report to Shareholders (“Semi-Annual Report”), are incorporated by reference in this Statement of Additional Information.   Copies of the Annual Report and Semi-Annual Report are available from the Fund upon request and without charge by calling 800-243-2729.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

History and Classification.  The Fund is an open-end, diversified management investment company established as a Massachusetts business trust in 1985.  The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

U.S. Government Securities.  Government securities include U.S. government securities and municipal securities.  U.S. government securities include obligations of the U.S. federal government and its agencies, instrumentalities and sponsored enterprises.  Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association; or (iii) only the credit of the issuer.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Municipal securities are issued by U.S. state governments, and their political subdivisions (such as cities, towns, and counties), agencies, authorities and instrumentalities.  They may also be issued by the District of Columbia and U.S. territories and possessions.  Municipal securities are typically issued to raise money for a variety of public or private purposes, including financing local government, specific projects or public facilities.  Municipal securities may be classified as general obligations or revenue obligations.  General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue obligations are obligations payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.  As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund.  Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.  The value of municipal securities will be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities.

Corporate Debt Obligations.  Corporate debt obligations include, among others, commercial paper, bills, debentures, and bonds.  Like debt securities generally, corporate debt obligations represent a loan of money to the issuer by the purchaser of the security, which loan must be repaid with interest over a specified time period.  A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities.  Corporate debt securities differ in the length of the issuer’s principal re-payment schedule, with bonds generally carrying the longest repayment schedule and commercial paper the shortest.

●
Commercial paper is an unsecured, short-term loan by a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.  The Fund may invest in U.S. or foreign commercial paper.  Investments in commercial paper are generally limited to obligations rated Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P or, if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P.

●	Bills are short-term debt instruments, usually with a maturity of two years or less.

●	Debentures are unsecured debt securities backed only by the creditworthiness of the borrower, not by collateral.

●	Bonds are debt securities in which investors loan money to an entity that borrows for a defined period of time at a specified interest rate.

Mortgage-Backed Securities.  Mortgage-backed securities, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans.  The underlying mortgages are generally originated by mortgage bankers, commercial banks, savings and loan associations, savings banks, and credit unions for the purpose of financing purchases of homes, commercial buildings or other real estate.  Individual mortgage loans are packaged or “pooled” together for sale to investors by an issuer.  A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations such as repayment of principal and payments of interest.  Mortgage-backed securities may be issued, guaranteed or otherwise sponsored by private parties, the U.S. government or U.S. government agencies or sponsored enterprises.  As the underlying mortgage loans are paid off, investors in mortgage-backed securities receive principal and interest payments which “pass-through” when received from individual borrowers, net of any fees owed to the administrator, guarantor or other service providers.  The individual mortgage loans underlying the mortgage-backed securities may have fixed or adjustable interest rates.

An adjustable interest rate may be passed-through or otherwise offered on certain adjustable rate mortgage-backed securities (“ARMS”). Some mortgage-backed securities known as collateralized mortgage obligations (“CMOs”) are divided into multiple classes.  Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to other classes.  Other mortgage-backed securities such as real estate mortgage investment conduits (“REMICs”) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages.  A CMO or REMIC may designate the most junior of the securities it issues as a “residual” which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full.  Some mortgage-backed securities referred to as stripped mortgage-backed securities (“SMBS”) are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments or principal or interest (but not both).  Other mortgage-backed securities referred to as net interest margin (“NIM”) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full.

Mortgage-backed securities are subject to all the general risks associated with an investment in debt securities.  The market price of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline.  The potential for a party to default on its obligations as issuer, guarantor or sponsor of a mortgage-backed security exposes the investor to the credit risk of such parties in addition to the credit risk of the borrowers on underlying mortgages.  Systemic problems in the credit markets and widespread economic downturns will reduce the value and/or liquidity of mortgage-backed securities, as with most debt securities.  The complexity and/or illiquidity of certain mortgage-backed securities will result in greater risk of mispricing by the market or the Adviser.

Because the Fund does not count mortgage-backed securities as an investment in any particular industry, the Fund may experience greater exposure to a given industry than it would if counted when calculating industry concentration restrictions.  Greater exposure to an industry will result in greater volatility of the Fund’s share price and returns.  Because mortgage-backed securities are pass-through securities, they typically provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer and guarantor of such securities and any applicable loan servicing fees).  The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and the Fund may only be able to reinvest the payments and any unscheduled prepayments of principal it receives at a rate of interest that is lower than the rate on the existing mortgage-backed securities.  For this reason, pass-through mortgage-backed securities will have less potential for capital appreciation as interest rates decline and will be less effective than other types of U.S. government or other debt securities as a means of “locking in” long-term interest rates.  Conversely, an unexpected rise in interest rates could extend the average life of a mortgage-backed security because of lower than expected amounts of prepayments or higher than expected amounts of late payments or defaults.  In general, fixed-rate mortgage-backed securities have greater exposure to prepayment risk and variable rate mortgage-backed securities have greater exposure to extension risk.

Asset-Backed Securities.  Asset-backed securities represent interests in a pool of loans, leases or other receivables.  Assets underlying asset-backed securities may include receivables on home equity loans, credit card loans, and automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.  The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuer of the asset-backed security is insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.  Credit support for asset-backed securities is intended to lessen the effect of failures by obligors (such as individual borrowers or leasers) on the underlying assets to make payments.  Where credit support is provided by a third party, the Fund will be exposed to the credit risk of that third party in addition to the credit risk of the issuer or sponsor of the asset-backed security and the underlying obligors.

Asset-backed securities are subject to prepayment risk due to built-in triggers for payout upon events such as a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the issuer or sponsor.  Once the early payout trigger is tripped, all incoming loan payments are used to pay investors as quickly as possible, and the Fund may be forced to re-invest the proceeds in less attractive securities.  Prepayment risk also arises when the underlying obligations may be satisfied or “prepaid” before due at the option of the borrower.  Certain asset-backed securities backed by automobile receivables may be affected by such early prepayment of principal on the underlying vehicle sales contract.

The income received by the Fund on an asset-backed security generally fluctuates more than the income on fixed income securities.  This is because asset-backed securities are usually structured as pass-through or pay-through securities (similar to mortgage-backed securities and collateralized mortgage obligations, respectively), and payments on underlying assets may be affected by various economic and other factors that shape the market for those underlying assets.   Asset-backed securities also have risks that stem from the characteristics of the underlying assets.  For example, the issuer of securities backed by automobile receivables may be prevented from realizing the full amount due on an automobile sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles or depreciation, damage or loss of a vehicle.  Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance.  The absence of, or difficulty enforcing, such security interests in the underlying assets may result in additional expenses, delays and losses to the Fund.

Investment Risks of Higher Yielding Securities ( “High Yield” or “ Junk ” Bonds).  Higher yields are usually available on securities that are lower-rated, that is, on securities of companies that the Adviser rates B+ or lower for financial strength (generally, companies that are among the bottom half of the companies followed by The Value Line Investment Survey), or rated BB or below by Standard & Poor’s Ratings Services or Ba or below by Moody’s Investors Service, Inc., or are determined by the Adviser to be of comparable credit quality.  See the section on “Description of Ratings.” Higher-yielding, lower-rated securities, also known as junk bonds, have certain speculative characteristics and involve greater investment risk, including the possibility of default or bankruptcy, than is the case with higher-rated securities.

Since investors generally perceive that there are greater risks associated with the lower-rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities.  In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities.  In addition, though prices of fixed-income securities fluctuate in response to the general level of interest rates, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated instruments, but more sensitive to adverse economic changes or individual corporate developments.  An economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield bonds in the Fund’s portfolio, as well as on the ability of the bond’s issuers to repay principal and interest.

Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.  Lower-rated and comparable non-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial conditions of the issuers of such securities may not have been as strong as that of other issuers.  Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

An additional risk of high yield securities is the limited liquidity and secondary market support and thus the absence of readily available market quotations.  As a result, the responsibility of the Fund’s Trustees to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities.  The Fund accrues income on these securities prior to the receipt of cash payments.  However, a fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law.  Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash to satisfy distribution requirements.

Restricted Securities.  On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the “Securities Act”) if they were to be publicly distributed.  However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets.  It is management’s policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer’s expense, when requested to do so by the Fund.  The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund’s secondary investment objective of capital appreciation without unduly restricting its liquidity or freedom in the management of its portfolio.  However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

In addition, the Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act.  Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund’s limitation on investment in securities which are not readily marketable or are illiquid.  Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.  To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.  The Adviser, under the supervision of the Board of Trustees, will monitor the Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Foreign Securities.  The Fund may invest in corporate loans and corporate debt securities that are made to, or issued by, foreign borrowers or U.S. subsidiaries of non-U.S. borrowers. The Fund may also invest in corporate loans to, and corporate debt securities issued by, U.S. borrowers that have significant non-U.S. dollar-denominated revenues.  In addition to corporate foreign debt securities, the Fund may invest in sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, provided the investments are U.S. dollar-denominated.  There are substantial risks associated with investing in non-U.S. governments, supranational agencies, and companies located in, or having substantial operations in, foreign nations.  The value of foreign securities, like U.S. securities, is affected by general economic conditions and individual company and industry earnings prospects.  However, there may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S.  Although the Adviser generally evaluates the creditworthiness of non-U.S. borrowers using the same analysis that it uses for U.S. borrowers, credit risk may be more difficult to analyze for non-U.S. borrowers because less information is available to the Adviser.  Foreign issuers generally are not subject to uniform accounting or financial reporting standards.  Auditing practices and requirements may not be comparable to those applicable to U.S. issuers.  Certain countries’ legal institutions and financial markets and services are less developed than those in the U.S. or other major economies.  Pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts may be much more difficult than with respect to U.S. issuers in U.S. courts.  The Fund may encounter confiscatory or punitive taxation as well as withholding or other foreign taxes on income or other amounts.  There is the possibility that foreign investments will be adversely affected by cessation of trading on foreign exchanges, expropriation, nationalization of assets, foreign exchange controls (including suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments.  The risks of investing in developing markets are similar to, but often greater than, the risks of investing in foreign securities generally.

Non-Principal Investment Strategies and Associated Risks.

Covered Call Options.  The Fund may write covered call options on stocks held in its portfolio (“covered options”) in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security.  When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period.  If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the “premium”).  If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price.  By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.  Because the call option must be covered, the Fund also forgoes the opportunity to sell the underlying security during the option period.  The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

The Fund will purchase call options only to close out a position.  When an option is written on securities in the Fund’s portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund’s position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security.  In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written.  Such a purchase would have the effect of closing out the option which the Fund has written.  The Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option.  Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the net premium received for writing the option.  If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

The Fund may also purchase, hold or sell options on contracts for the future delivery of debt securities and warrants where the grantor of the warrants is the issuer of the underlying securities.

Financial Futures Contracts.  The Fund may invest in financial futures contracts (“futures contracts”) and related options thereon provided that the Fund may not enter into futures contracts based upon a notional amount of underlying securities in excess of 30% of the Fund’s total assets or which require the Fund to provide margin or pay premiums in excess of 5% of the Fund’s total assets.  If the Adviser anticipates that interest rates will rise, the Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Fund’s securities.  If the Adviser anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon to protect against an increase in the prices of the securities the Fund intends to purchase.  These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.  A futures contract sale creates an obligation on the part of the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified price.  A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price.

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities.  Closing out a futures contract is effected by entering into an offsetting purchase or sale transaction.  An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date.  If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain.  If the purchase price of the offsetting transaction exceeds the sale price, the Fund pays the difference and realizes a loss.  Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon.  The initial margin requirements vary according to the type of the underlying security.  In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments.  The Fund may be required to make additional margin payments during the term of the contract.

Currently, futures contracts can be purchased on debt securities such as U.S. Treasury bills, bonds, and notes, certificates of the Government National Mortgage Association and bank certificates of deposit.  The Fund may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.  The Fund will only enter into financial futures contracts which are traded on national futures exchanges, principally the Chicago Board of Trade and the Chicago Mercantile Exchange.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the price of a futures contract may move more or less than the price of the securities being hedged.  There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities from the portfolio securities being hedged.  Another risk is that the Fund’s Adviser could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements takes place.  For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates declined instead, causing bond prices to rise, the Fund would lose money on the sale.

Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder decides not to enter into the contract, the premium paid for the option is lost.  Since the value of the option is fixed at the point of sale there are no daily payments of cash in the nature of “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract.  The value of the option does change and is reflected in the net asset value of the Fund.

Put and call options on financial futures have characteristics similar to those of other options.  In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures.  In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  The Fund will enter into an options on futures position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a market will actually develop or be maintained.

In instances involving the purchase of futures contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash or liquid securities to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

When-Issued Securities.  The Fund may from time to time purchase securities on a “when-issued” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets.  While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time the Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis.  The Fund will maintain cash or liquid securities equal in value to commitments for when-issued securities in a segregated account.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Short Sales.  The Fund may from time to time make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for an equivalent amount of such securities.  No more than 10% of the value of the Fund’s net assets taken at market may at any one time be held as collateral for such sales.

Repurchase Agreements.  The Fund may invest temporary cash balances in repurchase agreements without limit.  A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time.  The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC.  The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund.  Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase.  The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Convertible Debt Securities.  The Fund may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer.  Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock.  As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.  However, when the market price of the equity security into which the security may be converted exceeds the conversion price on the bond, the convertible debt securities generally trade in line with the underlying equity security.

Warrants.  The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities.  Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

Preferred Shares.  The Fund may invest in preferred shares of beneficial interest of trust instruments.  Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares.  However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Temporary Defensive Investments. Under unusual market, political or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, highly rated commercial paper or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash.  The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

Fundamental Policies.

(i)            The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

(ii)           The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes.  Securities will not be purchased while borrowings are outstanding.  No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Fund’s entering into interest rate futures contracts and then only to the extent of one-third of its assets.

(iii)          The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act in selling portfolio securities.

(iv)          The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

(v)           The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

(vi)          The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund’s assets.  The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33⅓% of the total assets of the Fund.

(vii)         The Fund may not engage in short sales, except to the extent that it owns other securities convertible into or exchangeable for an equivalent amount of such securities.  Such transactions may only occur for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities.  No more than 10% of the value of the Fund’s net assets taken at market may at any one time be held as collateral for such sales.

(viii)        The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may (a) purchase, hold and sell options on contracts for the future delivery of debt securities and warrants where the grantor of the warrants is the issuer of the underlying securities, and (b) write and sell covered call option contracts on securities owned by the Fund.  The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., “closing purchase transactions”).

(ix)           The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer.  For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class.  This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(x)           The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation.  This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(xi)          The Fund may not purchase securities for the purpose of exercising control over another company.

(xii)         The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

(xiii)         The Fund may not invest in commodities or commodity contracts except that the Fund may enter into interest rate futures contracts.

(xiv)        The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

(xv)         The Fund may not purchase securities on margin except that it may make margin deposits in connection with interest rate futures contracts subject to restriction (xvii) below or participate on a joint or a joint and several basis in any trading account in securities.

(xvi)        The Fund may not purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

(xvii)       The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts plus premiums on options on futures contracts.

(xviii)      The primary investment objective of the Fund is to maximize current income.  Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective .

If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction (other than investment in illiquid securities and the limitation on borrowing).  For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Fund’s Board of Trustees.  The following table sets forth information on each Trustee and officer of the Fund.  Each Trustee serves until his or her successor is elected and qualified.

Name, Address and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustees

Interested Trustee* Mitchell E. Appel 1970	Trustee	Since 2010

President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc.  (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
**

Non-Interested Trustees Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.	Burnham Investors Trust, since 2004 (4 funds).**

Name, Address and Year of Birth	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Trustees

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Trustee	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
**

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Trustee	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999–2008; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	**

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Trustee	Since 1986	Chairman, Institute for Political Economy.	**

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Trustee	Since 1996	Senior Financial Advisor, Veritable, L.P. (investment advisor).	**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Trustee (Chair of Board of Trustees since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005–2007; Managing Director, Weiss, Peck and Greer, 1995–2005.	**
Officers Mitchell E. Appel 1970	President	Since 2008

President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.

Michael J. Wagner 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington 1979	Treasurer and Chief Financial Officer; Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until 2008.

*  Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

** Each Trustee serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value  Line Funds”).

Unless otherwise indicated, the address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Committees.  The non-interested Trustees of the Fund serve as members of the Audit Committee of the Board of Trustees.  The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls.  The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at each meeting of the Audit Committee.  There were four meetings of the Audit Committee during the last calendar year.  There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Trustee if she is not available).  There were no meetings of the Valuation Committee during the last calendar year.  The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees.  There is also a combined Nominating/Governance Committee consisting of the noninterested Trustees, the purpose of which is to review and nominate candidates to serve as non-interested Trustees and supervise Fund governance matters.  The Nominating/Governance Committee generally will not consider nominees recommended by shareholders.  The Nominating/Governance Committee met one time during the last calendar year.

Board Structure.  The Board is comprised of seven Trustees, six of whom (85%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”).  The Board has appointed Mr. Vandivort (an Independent Trustee) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer.  The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee.  The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Trustees.  The Valuation Committee is composed of an Independent Trustee and an interested Trustee.  See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure.  The Board believes that its leadership structure, including an Independent Trustee as the Chair, is appropriate in light of the asset size of the Fund and the other Value Line Funds, the number of Value Line Funds, and the nature of the Fund’s business, and is consistent with industry best practices.  In particular, the Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Fund shareholders.

Risk Oversight.  As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs.  The Board performs its oversight responsibilities as part of its Board and Committee activities.  The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.  The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002.  The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Trustees, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers.  Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program.  The Independent Trustees generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

Qualifications and Experience of Trustees.  The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders.  A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Trustee of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

Mr. Appel has served as an interested Trustee on the Board since 2010.  His relevant experience includes serving as President of each Value Line Fund since 2008, Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007 – April 2008) and President of the Adviser since February 2009.

Ms. Heinzerling has served as an Independent Trustee on the Board since 2008.  Her relevant experience includes being the president of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family.

Dr. Oakley has served as an Independent Trustee on the Board since 2000.  His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Porter has served as an Independent Trustee on the Board since 1997.  His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Roberts has served as an Independent Trustee on the Board since 1986.  His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

Ms. Sheerr has served as an Independent Trustee on the Board since 1996.  Her relevant experience includes being a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

Mr. Vandivort has served as an Independent Trustee on the Board since 2008.  His relevant experience includes being the former president and chief investment officer of an investment adviser and former chairman of a mutual fund group.

The following table sets forth information regarding compensation of Trustees by the Fund and the thirteen other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended January 31, 2012.  Trustees who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.  The Fund has no retirement or pension plan for its Trustees.

Name of Persons	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex (14 Funds)

Interested Trustee
Mitchell E. Appel	$–0–	$–0
Non-Interested Trustees
Joyce E. Heinzerling	927	60,000
Francis C. Oakley	927	60,000
David H. Porter	927	60,000
Paul Craig Roberts	927	60,000
Nancy-Beth Sheerr	927	60,000
Daniel S. Vandivort	2,102	76,000

The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in the Fund and in all of the Value Line Funds as of December 31, 2011:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Range of Equity Securities in All of the Value Line Funds

Interested Trustee
Mitchell E. Appel	$1 - $10,000	$50,001 - $100,000
Non-Interested Trustees
Joyce E. Heinzerling	$-0-	$10,001 - $50,000
Francis C. Oakley	$1 - $10,000	$10,001 - $50,000
David H. Porter	$1 - $10,000	$10,001 - $50,000
Paul Craig Roberts	$-0-	Over $100,000
Nancy-Beth Sheerr	$1 - $10,000	$10,001 - $50,000
Daniel S. Vandivort	$-0-	$10,001 - $50,000

As of [November 16] , 2012, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund except [ Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, which owned 1,075,003 shares or approximately 16.8% of the shares outstanding, National Financial Services Co., 200 Liberty Street, New York, NY 10281, which owned 624,230 shares (9.8%) and Ameritrade, Inc., P. O. Box 2226, Omaha, NE 68103, which owned 377,560 shares (5.9%) ] .  Officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares as of [November 16] , 2012.

None of the non-interested Trustees, and his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies

As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings.  The Board of Trustees has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund.  The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objective.  The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported.  The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders.  The Board of the Fund reviews the Proxy Voting Policies periodically.

Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund’s Proxy Voting Policies to Institutional Shareholder Services (“ISS”), a proxy voting service that is not affiliated with the Adviser or the Fund.  In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives.  The Adviser generally anticipates that it will follow the recommendations of ISS.

The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund’s vote may vary depending upon the actual circumstances presented.  Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Directors, Corporate Governance and Routine Matters

●	Generally, the Fund supports the company’s nominees to serve as directors.

●
The Fund generally supports management on routine corporate matters and matters relating to corporate governance.  For example, the Adviser generally expects to support management on the following matters:

●	Increases in the number of authorized shares of or issuances of common stock or other equity securities;

●	Provisions of the corporate charter addressing indemnification of directors and officers;

●	Stock repurchase plans; and

●	The selection of independent accountants.

●	The types of matters on corporate governance that the Adviser would expect to vote against include:

●	The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

●	The adoption of a classified board;

●	The adoption of poison pill plans or similar anti-takeover measures; and

●	The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans.  The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance.  However, some arrangements or plans have features that the Fund would oppose.  For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff.  A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.  The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies.  If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

Every August, the Fund will file with the Securities and Exchange Commission (“SEC”) information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th.

Shareholders will be able to view such filings on the SEC’s website at http://www.sec.gov or at the Fund’s website at http://www.vlfunds.com.

Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies.  To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC.  In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q.  Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

In addition, the Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund’s top ten holdings and other information regarding the Fund’s portfolio.  These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Fund has filed with the SEC its annual, semi-annual or quarterly report.

Ongoing Relationships.  Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard & Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Trustees.  The Fund’s service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund.  Information is provided to such firms without a time lag.  Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings.  This information is normally provided as soon as possible after the period end, which may be month end or quarter end.  The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders.  While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

Non-Ongoing Relationships.  Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented.  These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information.  To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict.  The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Trustees.  The Fund does not release portfolio holdings information to any person for compensation.

The Board of Trustees of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy.  It may also require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

On December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (“Adviser”).  As a result of the restructuring, the Fund’s prior investment advisory agreement terminated by operation of law and the Adviser entered into a new investment advisory agreement with the Fund.  The services provided by the Adviser under the new agreement and the rates at which fees are paid by the Fund are the same as under the prior investment advisory agreement.  In addition, the other terms of the new investment advisory agreement are the same as the prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.  See “Ownership and Control of the Adviser” below for a description of the restructuring.

The investment advisory agreement between the Fund and the Adviser provides for a monthly advisory fee at an annual rate equal to 0.75% on the first $100 million of the Fund’s average daily net assets and 0.50% of such net assets in excess thereof.  During the fiscal years ended January 31, 2010, 2011 and 2012, the Fund paid or accrued to the Adviser advisory fees of $263,476, $267,291 and $245,685, respectively.   For the period June 1, 2009 through May 31, 2010, the Adviser contractually agreed to waive the portion of the Fund’s advisory fee equal to 0.30% of the Fund’s average daily net assets.   For the period June 1, 2010 through May 31, 2012, the Adviser contractually agreed to waive the portion of the advisory fee equal to 0.20% of the Fund’s average daily net assets for a one year period.  The fees waived amounted to $115,354, $83,342 and $65,516 for the fiscal years ended January 31, 2010, 2011 and 2012, respectively.   For the period June 1, 2012 through May 31, 2013, the Adviser contractually agreed to waive the portion of the advisory fee equal to 0.20% of the Fund’s average daily net assets.  There can be no assurance that the Adviser will extend the contractual fee waiver beyond May 31, 2013.

The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund.  The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials.  The Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds.  The agreement will terminate upon its “assignment” (as such term is defined in the 1940 Act).

The Adviser currently acts as investment adviser to 11 other investment companies which, together with the Fund, constitute the Value Line Funds with combined assets under management of approximately $2.1 billion as of September 30, 2012.

Certain of the Adviser’s clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser.  From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients.  In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time.  In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order.  In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund.  In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

The Adviser and/or its affiliates, officers, directors, and employees may from time to time own securities which are also held in the portfolio of the Fund.  The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

The Fund has entered into a distribution agreement with the Distributor, a wholly owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, NY 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares.  For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan (12b-1 Plan) (the “Plan”).  The Distributor also serves as distributor to the other Value Line Funds.

State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund.  The Adviser pays State Street $66,900 per annum for providing these services.  State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent.  As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.  As transfer agent and dividend paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund.  Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W.  9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street.  PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm.

Ownership and Control of the Adviser.  As part of the restructuring, the predecessor Adviser’s capital structure was revised so that Value Line owns only nonvoting revenue and profits interests and five individuals each own 20% of the voting interests of the Adviser.  The holders of the Adviser’s voting securities have the right to elect five trustees of the Adviser, who manage the combined company consisting of the Adviser and the Distributor much like a board of directors.  Day-to-day management of the Adviser and the Distributor was delegated to its senior executive, Mitchell E. Appel.  The current trustees are: Mr. Appel, Avi T. Aronovitz, Richard Berenger, Robert E. Rice and R. Alastair Short.

Each shareholder was granted a voting profits interest having 20% of the voting power for trustees and other matters to put to shareholders of the Adviser.  Collectively, these interests represent 50% of the residual profit of the business, in which the share of Mr.  Appel is 45% and the others each 1.25%.  Value Line retains a nonvoting profits interest representing the remaining 50% of residual profits and has no power to vote for the election, removal or replacement of trustees of the Adviser.  Value Line also has an interest in nondistribution revenues of the business ranging from 41% at business levels of $9 million to as high as 55% at business levels of $35 million or more.  In the event the business is sold or liquidated, the first $56.1 million of net proceeds (the value of the business at the time the restructuring was approved by the independent directors of Value Line as determined by such directors after reviewing a valuation report by the directors’ financial advisors) will be distributed in accordance with capital accounts, 20% of the next $56.1 million will be distributed to the holders of the voting profits interests and 80% to the holders of the nonvoting profits interests (initially Value Line) and the excess will be distributed 45% to the holders of the voting profits interests and 55% to the holders of the nonvoting profits interests.

Value Line (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to use leverage for investment purposes, short selling or other complex or unusual investment strategies to create a risk profile similar to that of so-called hedge funds, (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers and (3) capitalized the business with $7 million of cash and cash equivalents.

Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, paying compensation in excess of 22.5%-30% of nondistribution revenues (depending on the level of such revenues), declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.

Value Line has stated that, as a result of the restructuring, it will no longer “control” (as that term is defined in the 1940 Act) the Adviser or the Distributor.  Under the terms of the settlement with the SEC stemming from Value Line’s brokerage practices with certain of the Value Line Funds prior to November 2004, Jean Bernhard Buttner, who controls Arnold Bernhard & Co., Inc.  which owns 87.2 % of Value Line’s common stock (the “Control Person”), was barred from association with any broker, dealer, or investment adviser and was prohibited from serving or acting in various capacities, including as an “affiliated person” (as that term is defined in the 1940 Act) of the Fund, the Adviser or the Distributor.  If the Control Person were to directly or indirectly “control” (as that term is defined in the 1940 Act), the Adviser or the Distributor, the Control Person would be an “affiliated person” of the Adviser or the Distributor and not in compliance with the SEC settlement.  The SEC staff has expressed no view and provided no assurances Value Line’s restructuring of the Adviser or the Distributor effects compliance with the SEC settlement.

Portfolio Manager

Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio.

Compensation.  Each portfolio manager employed by the Adviser receives a fixed base salary.  In addition, a manager may receive an annual bonus in the Adviser’s discretion.  Salary and bonus are paid in cash.  Base salary is normally reevaluated on an annual basis.  Any bonus is completely discretionary and may be in excess of a manager’s base salary.  The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation.  The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser.  However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus.  There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed .    Liane Rosenberg is primarily or jointly responsible for the day-to-day management of three Value Line Funds with combined total assets at September 30 , 2012 of approximately $ 430 million.

Material Conflicts of Interest .   The Adviser’s portfolio managers typically manage more than one account.  Portfolio managers make investment decisions for each account based on the investment objectives and policies of each account.  If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account.  In addition, a portfolio manager may purchase or sell securities for one account and not another account.  Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.  The Adviser currently does not have any private accounts.

Ownership of Securities .    Liane Rosenberg does not own any shares of the Fund.

SERVICE AND DISTRIBUTION PLAN

The Plan is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets.  During the fiscal year ended January 31, 2012, fees of $81,895 were accrued under the Plan.  The Distributor paid $47,351 to other broker-dealers and incurred $6,100 in advertising and other marketing expenses.  The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.   For the period June 1, 2011 through May 31, 2012, the Distributor contractually agreed to waive a portion of the Rule 12b-1 fee equal to 0.10%.  For the fiscal year ended January 31, 2012, fees waived amounted to $32,758.  The Distributor has agreed to extend the contractual fee waiver through May 31, 2013.  There is no assurance that the Distributor will extend the contractual fee waiver beyond such date.

The principal services and expenses for which such compensation may be used include:  compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.  A report of the amounts expended under the Plan is submitted to and approved by the Trustees, including the non-interested Trustees, each quarter.  Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

As noted above, the Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor.  To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

The Plan is subject to annual approval by the Trustees, including the non-interested Trustees.  The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the Fund.  Pursuant to the Plan, a new Trustee who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Trustees who are not “interested persons.”

Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan.  None of the non-interested Trustees has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefits to the Fund.  These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives.  The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders or another reasonable method of allocation.

Additional Dealer Compensation

If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Distributor, the Adviser and/or their affiliates.  Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary.  Compensation from the Distributor may vary among intermediaries.  The types of payments an intermediary may receive include:

●	Payments under the Plan which are asset based charges paid from the assets of the Fund;

●	Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

You should ask your intermediary for information about any payments it receives from the Distributor.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services.  Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of the Fund’s average daily net assets.  Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of the Fund’s average daily net assets.  However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

As of June 30 , 2012, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund’s payment pursuant to the Plan.

National City Bank
Pershing LLC
National Financial Services LLC
E*TRADE
TD Ameritrade, Inc.
Charles Schwab & Co., Inc.
USAA Investment Management Co.
MSCS Financial Services, LLC
The Vanguard Group
Vanguard Marketing Corp.
Hand Securities, Inc.

Financial intermediaries may have been added or removed from the list above since June 30 , 2012.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility.  Commission rates, being a component of price, are considered together with such factors.  Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers.  Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided, viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion.  Such allocation will be in such amounts and in such proportion as the Adviser may determine.  The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities.  The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay.  Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible.  Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

During the fiscal years ended January 31, 2010, 2011, and 2012, the Fund paid brokerage commissions of $1,499, $933 and $229, respectively.  During the fiscal year ended January 31, 2011, all of the Fund’s brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.

Portfolio Turnover.  The Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund’s Prospectus.

CAPITAL STOCK

Each share of beneficial interest of the Fund, $.01 par value, has one vote with fractional shares voting proportionately.  Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.  As a Massachusetts business trust, the Fund’s operations are governed by the Declaration of Trust, a copy of which is on file with the Office of the Secretary of the State of The Commonwealth of Massachusetts.  Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the trust.  However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for the indemnification of shareholders against all claims and liabilities to which shareholders may become subject by reason of being or having been a shareholder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases.  Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order.  Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase.  The Fund reserves the right to reduce or waive the minimum purchase requirements.

Automatic Purchases.  The Fund offers a free service to its shareholders, Valu-Matic®, through which monthly investments of $25 or more may be made automatically into the shareholder’s Fund account.  The required form to enroll in this program is available upon request from the Distributor.

Retirement Plans.  Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans.  Upon request, the Distributor will provide information regarding eligibility and permissible contributions.  Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant’s retirement objectives.  Premature withdrawals from a retirement plan may result in adverse tax consequences.  For more complete information, contact Shareholder Services at 800-243-2729.

Redemption.  The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

Redemptions are taxable transactions for shareholders that are subject to tax.  The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time.  Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash.  In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund.  However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving such securities may incur brokerage costs on their sales.

Calculation of Net Asset Value.  The net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received.

TAXES

The Fund has elected to be treated, has qualified and intends to continue to qualify for the favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).  In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders.  However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.  The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.  If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but were eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment.  If the Fund were not eligible for such relief or if the Fund does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years.  The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year.  In addition, for U.S. federal income tax purposes, the Fund is permitted to carry forward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any).  Pursuant to a new ordering rule, however, net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized.  As a result of the application of this rule, certain net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may expire unutilized.  To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

For federal income tax purposes, the Fund had a capital loss carryover at January 31, 2012 of $1,752,040 which will expire in 2018.  During the year ended January 31, 2012, the Fund utilized $1,118,391 of capital loss carryforward.

Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund.  For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund.  In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income, or if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.  Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from the Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

Since the Fund’s income is derived primarily from sources that do not pay qualified dividend income, the dividends from the investment company taxable income of the Fund generally are not expected to qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.  Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal income tax rate on long term capital gains.  A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.  Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.

Recently enacted legislation imposes a new 3.8% Medicare tax on the net investment income of certain U.S. individuals, estates and trusts for taxable years beginning after December 31, 2012.  For this purpose, “net investment income” generally includes taxable dividends and redemption proceeds from an investment in a mutual fund, such as the Fund.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.  The federal income tax status of all distributions will be reported to shareholders annually.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.  Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.  In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution.  Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.  In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year.  In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default.  Investment in debt obligations that are at risk of or in default present special tax issues for the Fund.  Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable.  These and other issues will be addressed by the Fund in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

It is not expected that the Fund’s dividends and distributions will qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.

Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out.  The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term.  Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code.  Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.  Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term.  Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.  The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund.  The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held.  Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date).  In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  In addition, commencing in 2013, capital gains recognized from redemptions of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts.

Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares.  Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed.  Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years.  Corporations may generally deduct capital losses only against capital gains with certain carrybacks and carryovers allowable for excess losses.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the Internal Revenue Service (“IRS”) and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.  Please note that if a shareholder is a C corporation, unless the Fund has actual knowledge that it is a C corporation or it has previously notified us in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing us of its C corporation status or the Fund will be obligated to presume that it is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods.  A shareholder should contact the Fund to make, revoke or change such an election.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the cost basis for such shareholder.

Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold.  Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect.  In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted.  A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.   Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares.  However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).

A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes.  However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders and plan participants should consult their tax advisers for more information.

For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal “backup withholding” requirement.  In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.   The backup withholding tax rate is 28% for amounts paid by the Fund through December 31, 2012 and currently is scheduled to rise to 31% for amounts paid by the Fund after such date.

The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences.  Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities.  Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for certain taxable years of the Fund commencing prior to January 1, 2012, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund.  While the Fund does not expect its shares will constitute U.S. real property interests, if the Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of the Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests.  In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter.  If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be recharacterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable).  Non-U.S. shareholders should consult their own tax advisor on these matters.

Recently enacted legislation will impose a 30% withholding tax on dividends paid by the Fund after December 31, 2013, and on gross redemption proceeds paid by the Fund after December 31, 2014 to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.  Shareholders are advised to consult with their tax advisers concerning the application of federal, state, local and foreign taxes to an investment in the Fund.

FINANCIAL STATEMENTS

The Fund’s financial statements for the year ended January 31, 2012, including the financial highlights for each of the five fiscal years in the period ended January 31, 2012, appearing in the 2012 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund’s unaudited financial statements for the six month period ended July 31, 2012, appearing in the 2012 Semi-Annual Report to Shareholders, are also incorporated by reference in this Statement of Additional Information.

DESCRIPTION OF RATINGS

Description of Value Line Financial Strength Ratings

Value Line ranks the companies followed by The Value Line Investment Survey (Standard Edition or the Small and Mid-Cap Edition), into nine categories as follows:

A++ Greatest relative financial strength.  Companies among the very strongest of the approximately 3,500 followed by The Value Line Investment Survey.

A+ Excellent relative financial strength.  Companies with very high financial strength, but not quite the highest among the Value Line 3,500.

A High-grade relative financial strength.

B++ Above average relative financial strength among the Value Line 3,500.

B+ Very good relative financial strength; approximately average among the companies in the Value Line 3,500.

B Good relative financial strength, although somewhat below the average of all 3,500 Value Line companies.

C++ Below average relative financial strength.

C+ Significantly below average relative financial strength.

C Weakest relative financial strength.

The Value Line ratings are based upon an analysis of a number of financial variables including the size and stability of a company’s profit stream, the level and consistency of the returns on capital and equity, the amount of financial leverage (including both short-and long-term debt), the level of cash on the balance sheet, the profile of the industry, or industries in which the company participates, the company’s tax rate and the stock’s price stability.

Description of Standard & Poor’s Ratings Services

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default.

Description of Moody’s Investors Service, Inc.  Ratings

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

PART C: OTHER INFORMATION

Item 28.  Exhibits.

(a)	Declaration of Trust 1 and amendment thereto dated December [ ], 2012] . †

(b)	By-laws 1 and amendments thereto dated September 16, 20105 and September 20, 2012 .†

(c)	Not applicable.

(d)	Investment Advisory Agreement. 4

(e)	Distribution Agreement. 4

(f)	Not applicable.

(g)	Custodian Agreement. 1

(h)	(1) Administration Agreement with State Street Bank and Trust Company. 3
(2) Fee Waiver Agreement. 5

(i)	Legal Opinion. 1

(j)	Consent of Independent Registered Public Accounting Firm.†

(k)	Not applicable.

(l)	Not applicable.

(m)	Service and Distribution Plan. 2

(n)	Code of Ethics. 5

(o)	Powers of attorney. 4

1	Filed as an exhibit to Post-Effective Amendment No. 14, filed March 23, 1999, and incorporated herein by reference.

2	Filed as an exhibit to Post-Effective Amendment No. 16 filed May 29, 2001, and incorporated herein by reference.

3	Filed as an exhibit to Post-Effective Amendment No. 23, filed May 31, 2007, and incorporated herein by reference.

4	Filed as an exhibit to Post-Effective Amendment No. 27, filed March 31, 2011, and incorporated herein by reference.

5	Filed as an exhibit to Post-Effective Amendment No. 29, filed May 30, 2012, and incorporated herein by reference.

†	Filed herewith.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

None

Item 30.  Indemnification.

Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 14.

Item 31.  Business or Other Connections of Investment Adviser.

EULAV Asset Management, Registrant’s investment adviser, acts as investment adviser to the registered investment companies in the Value Line Family of Funds listed in Item 32.

Name	Position With the Adviser	Other Employment

Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer since 2008 and President since 2009 of the Distributor; President since 2008 and Director since 2010 of each of the Value Line Funds.

Robert Scagnelli	Vice President	None.

Mark Marrone	Chief Compliance Officer	Senior Compliance Officer, Northern Lights Compliance Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788 since 2009.

Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds since 2008.

Avi T. Aronovitz	Trustee	Consultant, Ruder Finn, Inc. 301 East 57th, Street, NY, NY 10022, since 2011; Partner, Tatum, LLC, 230 Park Ave, NY, NY 10169, 2009-2010; Director, Citrin Cooperman & Company, LLP, 2010-2011.

Richard Berenger	Trustee	Chief Compliance Officer, Matrix Capital Group, 420 Lexington Ave, NY, NY 10170, since 2010.

Robert E. Rice	Trustee	Managing Partner, Tangent Capital, 9 West 57th Street, New York, NY 10019, since 2004.

Alistair Short	Trustee	Director, Vice Chairman and Chairman of the Audit Committee, Van Eck Funds, 335 Madison Avenue, NY, NY 10017, since 2004.

The business address of the Distributor and the Value Line Funds is 7 Times Square, 21st Floor, New York, NY, 10036-6524.

Item 32.  Principal Underwriters.

(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line Funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc. ; and the Value Line Core Bond Fund.

(b)

(1) Name and Principal Business Address	(2) Position With Offices and EULAV Securities LLC	(3) Position and Offices with Registrant

Mitchell Appel	President	President and Director

Raymond Stock	Vice President; Secretary	None

Howard Spindel	Chief Compliance Officer	None

The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 10036.

(c) Not applicable.

Item 33.  Location of Accounts and Records.

EULAV Asset Management
7 Times Square, 21st Floor,
New York, NY 10036
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)

State Street Bank and Trust Company
c/o BFDS
P.O.  Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
For all other records

Item 34.  Management Services.

None.

Item 35.  Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 5 th day of October 2012.

VALUE LINE AGGRESSIVE INCOME TRUST

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

*JOYCE E. HEINZERLING	Trustee	October 5 , 2012
(Joyce E. Heinzerling)
*FRANCIS C. OAKLEY	Trustee	October 5 , 2012
(Francis C. Oakley)
*DAVID H. PORTER	Trustee	October 5 , 2012
(David H. Porter)
*PAUL CRAIG ROBERTS	Trustee	October 5 , 2012
(Paul Craig Roberts)
*NANCY-BETH SHEERR	Trustee	October 5 , 2012
(Nancy-Beth Sheerr)
*DANIEL S. VANDIVORT	Trustee	October 5 , 2012
(Daniel S. Vandivort)
/s/ Mitchell E. Appel	Trustee; President and Chief	October 5 , 2012
(Mitchell E. Appel)	Executive Officer (Principal Executive Officer)
	Treasurer; Principal Financial and Accounting Officer; Secretary	October 5 , 2012
/s/ Emily D. Washington	Treasurer; Principal Financial and
(Emily D.Washington)	Accounting Officer; Secretary

*By: /s/ Mitchell E. Appel
(Mitchell E. Appel, attorney-in-fact)

* Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 27, and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Document Title

( a )	Form of Amendment to Declaration of Trust

(b)	Amendment to By-laws

( j )	Consent of Independent Registered Public Accounting Firm